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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2004


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


          Michigan                      0-452                    38-1093240
(State or other jurisdiction    (Commission File No.)          (IRS Employer
       of corporation)                                       Identification No.)

               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)



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                  ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The registrant's press release dated March 15, 2004, regarding the resignation of its Vice President, Treasurer, Chief Financial Officer, and director, David W. Kay, and the appointment of James S. Nicholson as Interim Treasurer and Chief Financial Officer is attached hereto as Exhibit 99.1.

                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

               Exhibit No.                            Description
               -----------                            -----------

                   99.1                     Press release dated March 15, 2004






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TECUMSEH PRODUCTS COMPANY


Date: March 15, 2004                   By /s/ Todd W. Herrick
                                          ---------------------------------
                                              Todd W. Herrick
                                              President and Chief Executive
                                              Officer


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                                  EXHIBIT INDEX



               Exhibit No.                            Description
               -----------                            -----------
                 99.1                     Press release dated March 15, 2004